UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2015

NRG YIELD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2015, stockholders of NRG Yield, Inc. (the “Company”) approved the Second Amended and Restated Certificate of Incorporation (the “Amended Charter”) which the Company filed with the Secretary of State of the State of Delaware on May 14, 2015.

On June 9, 2015, the Company filed a Certificate of Correction to Second Amended and Restated Certificate of Incorporation (the “Certificate of Correction”) correcting a technical error in the definition of “Utility Control” in Article Four, Section 5(c) of the Amended Charter. The Certificate of Correction became effective upon filing.

A copy of the Certificate of Correction, as filed with the Secretary of State of the State of Delaware on June 9, 2015 is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The Exhibit Index attached to this Form 8-K is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.
(Registrant)

By:	/s/ David R. Hill
David R. Hill
Executive Vice President & General Counsel

Dated: June 9, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Correction to Second Amended and Restated Certificate of Incorporation of NRG Yield, Inc., dated June 9, 2015.